Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23: SUBSEQUENT EVENTS

On February 27, 2025, the Company’s board of directors approved a resolution to cancel options to purchase INX Tokens previously granted to certain employees, directors and officers of the company. In the same resolution, the board approved the granting of new options to purchase INX Tokens to these same Grantees. The action followed the recommendation of the Compensation Committee of The INX Digital Company, Inc. and was formalized through a written resolution signed by all board members.

On April 3, 2025, The Parent Company entered into an arrangement agreement with OpenDeal Inc. (Republic) for the acquisition of all its outstanding common shares in a transaction valuing the company at up to $60,000. The deal includes $20,000 in cash upon completion and $16,000 payable after 18 months through contingent value rights (CVRs). Certain shareholders, including Founder and CEO Shy Datika, will exchange their shares for Republic SAFEs. The transaction, subject to regulatory and court approvals, is expected to close within eight months. Following completion, the company's reserve fund of approximately $34,325 will be fully distributed to INX Token holders.